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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 21, 2003


                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-29359                22-3693371
----------------------------   ----------------------   --------------------
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification No.)



     433 HACKENSACK AVENUE, HACKENSACK NJ                       07601
     ------------------------------------                       -----
   (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (201) 996-1717
        -----------------------------------------------------------------


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ITEM 5. OTHER EVENTS

GoAmerica, Inc. (the "Company") received a determination from The Nasdaq Stock Market ("Nasdaq") Listings Qualifications Panel granting the Company additional time to regain compliance with Nasdaq's one dollar minimum bid price requirement.

The Company also announced that it has scheduled its 2003 Annual Stockholders Meeting for December 19, 2003 and has set November 7, 2003 as the Record Date for determination of stockholders entitled to receive notice of and vote at the Company's Annual Stockholders Meeting.

The Company has issued a press release disclosing the foregoing information.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1 Press Release of GoAmerica, Inc. dated October 27, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GOAMERICA, INC.

                                        By: /s/ Daniel R. Luis
                                            ----------------------------
                                            Daniel R. Luis
                                            Chief Executive Officer



Dated: October 27, 2003

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1            Press Release of GoAmerica, Inc. dated October 27, 2003.



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